© Supermicro 2013 Confidential Third Quarter Fiscal 2013 Earnings Conference Presentation April 23, 2013 Exhibit 99.2

Confidential 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Confidential 3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2013. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

Confidential 4 Q3’FY2013 Non-GAAP Financial Highlights (in millions, except per share data) Q3'13 YoY Sequential Revenue $278.0 15.8% -4.6% Profit after Tax $10.0 13.8% 28.1% EPS $0.23 21.1% 27.8% Change

Confidential 5 Summary of Results  Revenues were 15.8% higher year over year  OEM and Direct business was 41.2% of total revenues and Internet Data Center was 10.8% of total revenues  System business was 41.8% of total revenues  Revenues by Geography:  US – 56.6%  Europe – 22.0%  Asia – 19.0%  Other – 2.4%

Confidential Supermicro Technologies FatTwin™ Architecture GPU-optimized HFT Workstation Embedded Solution Big Data Solutions Battery Backup Power 12-node MicroCloud Product Families FatTwin™ Architecture 16% more efficient than competition. DC, Cloud, HPC and Hadoop optimized SKUs GPU Optimized Solutions First with NVIDIA K1/K2 Grid. Intel Xeon ® Phi® solutions HFT, Workstation and DT Optimized for High Frequency Trading (HFT): hyper-speed Maximus 2.0 (NVIDIA Tesla + Quadro) Certified WS solutions, X10 UP Highend DT Microcloud™ High density, space saving, 12 Modular UP Server nodes in 3U IPC and Embedded X10 update, long life cycle, high efficiency, compact form factor and low power solutions Storage Optimized for Big Data, Hadoop, double-sided 72 Hot-swap HDDs. Switch Products Top of the Rack - Layer 2, Layer 3, 48 Port 10G SFP+, PoE Switches Power Subsystems Energy efficient platinum level power supplies. Digital Switching. Battery Backup Power (BBP). System Management Software Remote Management IPMI 2.0, NMVIEW, FLASHBIOS, SMCIBU, SDCM Top of the Rack Switch 6

Confidential Complete System Solution FatTwin™ Architecture Datacenter Optimized Rackmount High Performance Switching L2 1G Switch 10G Switch Thermal Engineering High Efficiency Power Battery Backup Datacenter Management Software Solutions High Capacity Storage Blade Solutions 7

Confidential 8 Revenue Trend Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 $240 $276 $271 $291 $278 $'s millions Supermicro Revenue Trend Y/Y 2.5% 6.0% 9.2% 16.6% 15.8% Seq. -3 9 14 9 -1 9 7 7 -4 6

Confidential 9 Revenue Analysis Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 $124 $153 $164 $165 $162 $116 $123 $107 $126 $116 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

Confidential 10 Non-GAAP Gross Margins Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 17.0% 15.5% 13.0% 13.8% 14.1%

Confidential 11 Non-GAAP Gross Profit $- $10.0 $20.0 $30.0 $40.0 $50.0 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 $40.9 $42.6 $35.3 $40.3 $39.1 Gross Profit $'s millions

Confidential 12 Summary P&L non-GAAP (in millions, except per share data) Q3'13 YoY Sequential Q3'12 Q2'13 Operating Expense $30.8 $2.1 $1.0 $28.7 $29.8 Operati g Expense Ratio 11.1% -0.8% 0.9% 11.9% 10.2% Operating Income $8.3 -$3.9 -$2.2 $12.2 $10.5 Net Income $10.0 $1.2 $2.2 $8.8 $7.8 EPS $0.23 $0.04 $0.05 $0.19 $0.18 Diluted Common Share Count 44.5 45.5 43.7 Effective Quarterly Tax Rate -23.1% 26.6% 24.5% Change

Confidential 13 Q3 FY2013 YTD Summary Statement of Cash Flows ($’s millions) 9 Months Ended 9 Months Ended 31-Mar-13 31-Mar-12 Net Income $12.9 $24.3 Depreciation and amortization $5.9 $5.1 Stock comp expense $8.7 $7.4 Other reserves $2.2 $7.5 Net change in AR, Inventory, AP -$20.1 -$34.3 Other prepaids and liabilities $4.0 $8.9 Cash flow from operations $13.6 $19.0 Capital expenditures -$4.3 -$18.8 Free cash flow $9.2 $0.2 Net cash - investing activities -$0.1 $2.0 Net cash - financing activities $4.1 $16.3 Effect of exchange rate fluctuation on cash and cash equivalents -$0.1 $0.4 Net change in cash $13.1 $18.9

Confidential Q3 FY 2013 Summary of Balance Sheet Metrics ($’s millions) 14 Q3'13 Q2'13 Change Cash Equivalents & Investments 96.7$ 91.1$ 5.6$ Accounts Receivable 122.3$ 118.9$ 3.4$ Inventory 257.3$ 243.6$ 13.7$ Accounts Payable 163.6$ 149.4$ 14.2$ DSO 39 37 2 DIO 94 93 1 DPO 59 53 6 Cash Cycle Days 74 77 -3

Confidential 15 Supplemental Financials Third Quarter Fiscal 2013 Ended March 31, 2013

Confidential 16 Non-GAAP Financial Summary (in millions, except per share data) Q3'13 Q2'13 Q3'12 Net Sales 278.0$ 291.5$ 240.2$ Non-GAAP Gross Margin 14.1% 13.8% 17.0% Non-GAAP Operating Expenses 30.8$ 29.8$ 28.7$ Non-GAAP Operating Income 8.3$ 10.5$ 12.2$ Non-GAAP Net Income 10.0$ 7.8$ 8.8$ Non-GAAP Net Income per share 0.23$ 0.18$ 0.19$ Fully diluted shares for calculation 44.5 43.7 45.5

Confidential 17 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q3'13 Q2'13 Q3'12 Net Income (GAAP) 7.0$ 4.9$ 7.1$ Stock Comp & Other Unusual Expense (tax affected)* 3.0$ 2.9$ 1.7$ Net Income (Non-GAAP)* 10.0$ 7.8$ 8.8$ Diluted Net Income per common share (GAAP) 0.16$ 0.11$ 0.16$ Stock Comp & Other Unusual Expense (tax affected)* 0.07$ 0.07$ 0.03$ Diluted Net Income per share (Non-GAAP)* 0.23$ 0.18$ 0.19$ Shares used in diluted EPS calculation (Non-GAAP) * 44.5 43.7 45.5

Confidential 18 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q3'13 Q2'13 Q1'13 Q4'12 Q3'12 Net income (GAAP) 7.0$ 4.9$ 0.9$ 5.5$ 7.1$ Adjustments: Stock-based compensation expense 2.9$ 2.9$ 2.9$ 2.8$ 2.6$ Income tax effects of adjustments 0.1$ (0.0)$ (0.7)$ (0.2)$ (0.9)$ Net income (Non-GAAP)* 10.0$ 7.8$ 3.1$ 8.1$ 8.8$ Diluted Net Income per share (GAAP) 0.16$ 0.11$ 0.02$ 0.12$ 0.16$ Adjustments: 0.07$ 0.07$ 0.05$ 0.06$ 0.03$ Diluted Net Income per share (Non-GAAP)* 0.23$ 0.18$ 0.07$ 0.18$ 0.19$ Diluted shares used in GAAP per share calculation 44.1 43.4 44.2 44.7 44.6 Diluted shares used in Non-GAAP per share calculation 44.5 43.7 44.6 45.5 45.5